UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 21, 2004

ABATIX CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10184
(Commission File Number)

75-1908110
(I.R.S. Employer Identification No.)

8201 Eastpoint Drive, Suite 500, Dallas, Texas
(Address of principal executive offices)

75227
(Zip Code)

Registrant's telephone number, including area code:  (214) 381-0322

ABATIX CORP.

Item 5. Other Events and Regulation FD Disclosure

On July 21, 2004, Abatix Corp. issued a press release announcing that Flame Control International, Inc. and Metro Fire & Rescue, Inc. d/b/a PyroCool Technologies, Inc. dismissed the Company from the patent infringement and trademark suit that was filed on April 23, 2004.

A copy of the press release is included herein as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 21, 2004.

ABATIX CORP. (Registrant)

By: /s/ Frank J. Cinatl, IV Frank J. Cinatl, IV Vice President and Chief Financial Officer of Registrant (Principal Accounting Officer)